For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

1730819

APRIL 03 AVRIL, 2007

ARTICLES OF INCORPORATION
STATUTS CONSTITUTIFS

Form 1
Business Corporations Act

Formule 1
Loi sur les sociétés par actions

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale de la société : (Écrire en LETTRES MAJUSCULES SEULEMENT)

INTUITIVO CAPITAL CORPORATION

2. The address of the registered office is:
Adresse du siège social :

SUITE 1200, 67 YONGE STREET

(Street & Number or R.R. Number & if Multi-Office Building give Room No.)
(Rue et numéro ou numéro de la R.R. et, s'il s'agit d'un édifice à bureaux, numéro du bureau)

TORONTO ONTARIO M5E 1J8

(Name of Municipality or Post Office) (Postal Code)
(Nom de la municipalité ou du bureau de poste) (Code postal)

3. Number (or minimum and maximum number) of directors is/are:
Nombre (ou nombres minimal et maximal) d'administrateurs :

minimum/*minimal*: ONE (1)
maximum/*maximal*: TEN (10)

4. The first director(s) is/are:
Premier(s) administrateur(s) :

First name, middle names and surname *Prénom, autres Prénoms et nom de famille*	Address for service, giving Street & No. or R.R. No., Municipality, Province, Country and Postal Code *Domicile élu, y compris la rue et le numéro, le numéro de la R.R. ou le nom de la municipalite, la province, le pays et le code postal*	Resident Canadian? Yes or No *Résident canadien? Oui/Non*
DAVID M. BERNSTEIN	45 BERNARD AVENUE, APT. 2 TORONTO, ONTARIO M5R 1R3	Yes

5. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.
Limites, s'il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la société.

There are no restrictions on the business the Corporation may carry on or on the powers the Corporation may exercise.

6. The classes and any maximum number of shares that the corporation is authorized to issue:
Catégories et nombre maximal, s'il y a lieu, d'actions que la société est autorisée à émettre :

The Corporation shall be authorized to issue an unlimited number of common shares without par value.

7. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:
Droits, privilèges, restrictions et conditions, s'il y a lieu, rattachés à chaque catégorie d'actions et pouvoirs des administrateurs relatifs à chaque catégorie d'actions qui peut être émise en série :

The rights, privileges, restrictions and conditions attaching to the common shares are as follows:

(a) the holders of the common shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation and to one vote per common share at any such meeting;

(b) the holders of the common shares shall be entitled to receive dividends as and when declared by the Board of Directors of the Corporation; and

(c) the holders of the common shares shall be entitled to receive the remaining property of the Corporation upon dissolution.

8. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:
L'émission, le transfert ou la propriété d'actions est/n'est pas restreint. Les restrictions, s'il y a lieu, sont les suivantes :

The right to transfer shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares of the Corporation without either the approval of:

(a) the directors of the Corporation expressed either by a resolution passed by a majority of the directors of the Corporation present and entitled to vote at a duly constituted meeting of the board of directors, or by an instrument or instruments in writing signed by all of the directors of the Corporation; or

(b) the shareholders of the Corporation expressed either by a resolution passed by a majority of the votes cast by shareholders at a duly constituted meeting of the shareholders or by an instrument or instruments in writing signed by all shareholders entitled to vote on that resolution.

9. Other provisions if any:
Autres dispositions, s'il y a lieu :

(a) The number of shareholders of the Corporation, exclusive of persons who are in the employment of the Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be shareholders of the Corporation, is limited to not more than fifty (50), two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

10. The names and addresses of the incorporators are:
Noms et adresses des fondateurs :

First name, middle names and surname or corporate name *Prénom, autres prénoms et nom de famille ou dénomination sociale*	Full address for service or address of registered office or of principal place of business giving street & No. or R.R. No., municipality and postal code *Domicile élu au complet, adresse du siège social ou adresse de l'établissement principal, y compris la rue et le numéro ou le numéro de la R.R., le nom de la municipalité et le code postal*
LONNIE KIRSH	SUITE 1200, 67 YONGE STREET TORONTO, ONTARIO M5E 1J8

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

Signatures of incorporator(s) /
Signatures des fondateurs

Form 2
Business Corporations Act

Formule 2
Loi sur les sociétés par actions

CONSENT TO ACT AS A FIRST DIRECTOR
CONSENTEMENT DU PREMIER ADMINISTRATEUR

I,/*Je soussigné(e),* David M. Bernstein
(First name, middle names and surname)
(Prénom, autres Prénoms et nom de famille)

address for service
domicile élu

45 Bernard Avenue, Apt. 2, Toronto, Ontario, Canada M5R 1R3
(Street & No. or R.R. No., Municipality, Province, Country & Postal Code)
(Rue et numéro, ou numéro de la R.R., nom de la municipalité, province, pays et code postal)

hereby consent to act as a first director of
accepte par la présente de devenir premier administrateur de

INTUITIVO CAPITAL CORPORATION
(Name of Corporation)
(Dénomination sociale de la société)

(Signature of the Consenting Person)
(Signature de l'acceptant)

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Consumer and Business Services
Ministère des Services aux consommateurs et aux entreprises

Ontario

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

JUNE 27 JUIN, 2007

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Ontario Corporation Number
Numéro de la société en Ontario

1730819

Form 3
Business Corporations Act

*Formule 3
Loi sur les sociétés par actions*

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

INTUITIVO CAPITAL CORPORATION

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

2007-04-03

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: **or** minimum and maximum number of directors is/are:
Nombre d'administrateurs : **ou** *nombres minimum et maximum d'administrateurs :*

Number **or** minimum and maximum
Nombre **ou** *minimum et maximum*

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

(a) The provisions set out in Section 8 of the Articles of Incorporation dated April 3, 2007 are hereby removed and there shall be no restriction on the transfer of shares.

(b) The provisions set out in Section 9 of the Articles of Incorporation dated April 3, 2007 are hereby removed and there shall be no restriction on the number of shareholders of the corporation.

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act.*
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2007-Apr-03

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

INTUITIVO CAPITAL CORPORATION

(Name of Corporation) (If the name is to be changed by these articles set out current name)
(Dénomination sociale de la société) (Si l'on demande un changement de nom, indiquer ci-dessus la dénomination sociale actuelle).

By/
Par :

(Signature)
(Signature)

Director

(Description of Office)
(Fonction)

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government Services
Ontario

Ministère des Services gouvernementaux

Ontario Corporation Number
Numéro de la société en Ontario

1730819

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

DECEMBER 3 0 DÉCEMBRE, 2009

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

INTUITIVO CAPITAL CORPORATION

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

ARGONAUT GOLD LTD.

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

2007-04-23

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: **or** minimum and maximum number of directors is/are:
Nombre d'administrateurs : **ou** *nombres minimum et maximum d'administrateurs :*

Number **or** minimum and maximum
Nombre **ou** *minimum et maximum*

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

(1) to change the name of the Corporation from Intuitivo Capital Corporation to Argonaut Gold Ltd.

(2) (a) to consolidate each of the issued and outstanding Common Shares without par value of the Corporation by changing every thirty (30) issued and outstanding Common Shares without par value into one (1) consolidated Common Share without par value; and

(b) no fractional consolidated Common Shares will be issued as a result of the consolidation. If as a result of the consolidation a holder of Common Shares would otherwise be entitled to a fraction of consolidated Common Shares, the number of consolidated Common Shares issuable to such shareholder shall be rounded down to the nearest whole number.

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act.*
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2009-Dec-23

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

INTUITIVO CAPITAL CORPORATION

(Name of Corporation) (If the name is to be changed by these articles set out current name)
(Dénomination sociale de la société) (Si l'on demande un changement de nom, indiquer ci-dessus la dénomination sociale actuelle).

By/
Par : [signature]

(Signature)
(Signature)
Mark S. Wilder

President & CEO

(Description of Office)
(Fonction)

CONSENT

IN THE MATTER OF ARTICLES OF AMENDMENT
UNDER THE *BUSINESS CORPORATIONS ACT* (ONTARIO)
CHANGING THE NAME OF INTUITIVO CAPITAL CORPORATION
TO ARGONAUT GOLD LTD.

The undersigned, ARGONAUT GOLD INC., a corporation subject to the laws of the Province of Ontario, hereby unconditionally consents to the use of the name ARGONAUT GOLD LTD., articles of amendment in respect of which are being filed by Intuitivo Capital Corporation.

CONSENT GIVEN this 30th day of December, 2009.

ARGONAUT GOLD INC.

By:____________________________
Name:
Title:

CONSENT

IN THE MATTER OF ARTICLES OF AMENDMENT
UNDER THE *BUSINESS CORPORATIONS ACT* (ONTARIO)
CHANGING THE NAME OF INTUITIVO CAPITAL CORPORATION
TO ARGONAUT GOLD LTD.

The undersigned, ARGONAUT GOLD INC., a corporation subject to the laws of the Province of Ontario, hereby unconditionally consents to the use of the name ARGONAUT GOLD LTD., articles of amendment in respect of which are being filed by Intuitivo Capital Corporation.

CONSENT GIVEN this 30th day of December, 2009.

ARGONAUT GOLD INC.

By:____________________
Name:
Title:

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government Services
Ontario

Ministère des Services gouvernementaux

Ontario Corporation Number
Numéro de la société en Ontario

1834273

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

OCTOBER 0 1 OCTOBRE, 2010

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

ARTICLES OF AMALGAMATION
STATUTS DE FUSION

Form 4
Business Corporations Act

Formule 4
Loi sur les sociétés par actions

1. The name of the amalgamated corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale de la société issue de la fusion: (Écrire en LETTRES MAJUSCULES SEULEMENT) :

ARGONAUT GOLD INC.

2. The address of the registered office is:
Adresse du siège social :

100 King Street West, Suite 3900, 1 First Canadian Place
Street & Number or R.R. Number & if Multi-Office Building give Room No. /
Rue et numéro ou numéro de la R.R. et, s'il s'agit d'un édifice à bureaux, numéro du bureau

Toronto — ONTARIO — M5X 1B2
Name of Municipality or Post Office / *Nom de la municipalité ou du bureau de poste* — Postal Code/*Code postal*

3. Number of directors is: / *Nombre d'administrateurs :*
Fixed number / *Nombre fixe*:
OR minimum and maximum / *OU minimum et maximum*: 1 — 10

4. The director(s) is/are: / *Administrateur(s) :*

First name, middle names and surname *Prénom, autres prénoms et nom de famille*	Address for service, giving Street & No. or R.R. No., Municipality, Province, Country and Postal Code *Domicile élu, y compris la rue et le numéro ou le numéro de la R.R., le nom de la municipalité, la province, le pays et le code postal*	Resident Canadian State 'Yes' or 'No' *Résident canadien Oui/Non*
Peter C. Dougherty	14240 Table Rock Ct., Reno, Nevada, United States of America 89511	No
Brian J. Kennedy	100 King Street West, Suite 3900, 1 First Canadian Place, Toronto, Ontario M5X 1B2	No
Dale C. Peniuk	1360 Jefferson Ave., West Vancouver, British Columbia, Canada V7T 2B2	Yes

4. The director(s) is/are:
Administrateur(s) :

First name, middle names and surname *Prénom, autres prénoms et nom de famille*	Address for services, giving street & No. or R.R. No., Municipality, Province, Country and Postal code. *Domicile élu, y compris la rue et le numéro ou le numéro de la R.R., le nom de la municipalité, la province, le pays et le code postal*	Resident Canadian State 'Yes' or 'No' *Résident canadien Oui/Non*
James E. Kofman	100 King Street West, Suite 3900, 1 First Canadian Place, Toronto, Ontario M5X 1B2	Yes
Christopher R. Lattanzi	8 Tecumseth Pl, Toronto, Ontario, Canada M5V 3E2	Yes

5. Method of amalgamation, check A or B
Méthode choisie pour la fusion – Cocher A ou B :

A - **Amalgamation Agreement / *Convention de fusion* :**

☐ The amalgamation agreement has been duly adopted by the shareholders of each of the amalgamating corporations as required by subsection 176 (4) of the *Business Corporations Act* on the date set out below.
Les actionnaires de chaque société qui fusionnne ont dûment adopté la convention de fusion conformément au paragraphe 176(4) de la Loi sur les sociétés par actions *à la date mentionnée ci-dessous.*

or
ou

B - **Amalgamation of a holding corporation and one or more of its subsidiaries or amalgamation of subsidiaries / *Fusion d'une société mère avec une ou plusieurs de ses filiales ou fusion de filiales :***

☒ The amalgamation has been approved by the directors of each amalgamating corporation by a resolution as required by section 177 of the *Business Corporations Act* on the date set out below.
Les administrateurs de chaque société qui fusionne ont approuvé la fusion par voie de résolution conformément à l'article 177 de la Loi sur les sociétés par actions *à la date mentionnée ci-dessous.*

The articles of amalgamation in substance contain the provisions of the articles of incorporation of
Les statuts de fusion reprennent essentiellement les dispositions des statuts constitutifs de

Argonaut Gold Ltd.

and are more particularly set out in these articles.
et sont énoncés textuellement aux présents statuts.

Names of amalgamating corporations *Dénomination sociale des sociétés qui fusionnent*	Ontario Corporation Number *Numéro de la société en Ontario*	Date of Adoption/Approval *Date d'adoption ou d'approbation* Year *année*	Month *mois*	Day *jour*
Argonaut Gold Ltd.	1730819			
Argonaut Gold Inc.	1814457			

6. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.
Limites, s'il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la société.

There are no restrictions on the business the Corporation may carry on or on the powers the Corporation may exercise.

7. The classes and any maximum number of shares that the corporation is authorized to issue:
Catégories et nombre maximal, s'il y a lieu, d'actions que la société est autorisée à émettre :

The Corporation shall be authorized to issue an unlimited number of common shares without par value.

8. **Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:**

Droits, privilèges, restrictions et conditions, s'il y a lieu, rattachés à chaque catégorie d'actions et pouvoirs des administrateurs relatifs à chaque catégorie d'actions qui peut être émise en série :

The rights, privileges, restrictions and conditions attaching to the common shares are as follows:

(a) the holders of the common shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation and to one vote per common share at any such meetings;

(b) the holders of the common shares shall be entitled to receive dividends as and when declared by the Board of Directors of the Corporation; and

(c) the holders of the common shares shall be entitled to receive the remaining property of the Corporation upon dissolution.

9. **The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:**
L'émission, le transfert ou la propriété d'actions est/n'est pas restreint. Les restrictions, s'il y a lieu, sont les suivantes :

There shall be no restriction on the transfer of shares.

10. Other provisions, (if any):
Autres dispositions, s'il y a lieu :

None.

11. The statements required by subsection 178(2) of the *Business Corporations Act* are attached as Schedule "A".
Les déclarations exigées aux termes du paragraphe 178(2) de la Loi sur les sociétés par actions *constituent l'annexe A.*

12. A copy of the amalgamation agreement or directors' resolutions (as the case may be) is/are attached as Schedule "B".
Une copie de la convention de fusion ou les résolutions des administrateurs (selon le cas) constitue(nt) l'annexe B.

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

Name and original signature of a director or authorized signing officer of each of the amalgamating corporations. Include the name of each corporation, the signatories name and description of office (e.g. president, secretary). **Only a director or authorized signing officer can sign on behalf of the corporation.** / *Nom et* ***signature originale*** *d'un administrateur ou d'un signataire autorisé de chaque société qui fusionne. Indiquer la dénomination sociale de chaque société, le nom du signataire et sa fonction (p. ex. : président, secrétaire).* ***Seul un administrateur ou un dirigeant habilité peut signer au nom de la société.***

ARGONAUT GOLD LTD.

Names of Corporations / *Dénomination sociale des sociétés*

By / ***Par***

[signature]	Peter C. Dougherty	Director
Signature / ***Signature***	Print name of signatory / *Nom du signataire en lettres moulées*	Description of Office / *Fonction*

ARGONAUT GOLD INC.

Names of Corporations / *Dénomination sociale des sociétés*

By / ***Par***

[signature]	Peter C. Dougherty	Director
Signature / ***Signature***	Print name of signatory / *Nom du signataire en lettres moulées*	Description of Office / *Fonction*

Names of Corporations / *Dénomination sociale des sociétés*

By / ***Par***

Signature / ***Signature*** | Print name of signatory / *Nom du signataire en lettres moulées* | Description of Office / *Fonction*

Names of Corporations / *Dénomination sociale des sociétés*

By / ***Par***

Signature / ***Signature*** | Print name of signatory / *Nom du signataire en lettres moulées* | Description of Office / *Fonction*

Names of Corporations / *Dénomination sociale des sociétés*

By / ***Par***

Signature / ***Signature*** | Print name of signatory / *Nom du signataire en lettres moulées* | Description of Office / *Fonction*